UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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General American Investors Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL AMERICAN INVESTORS COMPANY, INC.
530 FIFTH AVENUE • NEW YORK • N.Y. 10036

Notice of Annual Meeting of Stockholders

February 20, 2019

To the Stockholders of

GENERAL AMERICAN INVESTORS Company, Inc.

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of General American Investors Company, Inc. will be held at The Century Association, 7 West 43rd Street, New York City, N.Y. 10036, on Wednesday, April 24, 2019 at 11:00 a.m., New York Time, for the purpose of:

(A)	Electing directors, ten to be elected by the holders of both the Company’s Common Stock and its 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”) voting together as a single class and two to be elected only by the holders of the Company’s Preferred Stock, to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified;

(B)	Ratifying or rejecting the appointment by the Audit Committee of the Company (which was approved by the Board of Directors of the Company) of the firm of Ernst & Young LLP to be the auditors of the Company for the year ending December 31, 2019;

(C)	Transacting any and all such other business as may properly come before the meeting or any adjournments or postponements thereof in connection with the foregoing or otherwise.

The Board of Directors unanimously recommends that shareholders vote in favor of items (A) and (B).

If you do not expect to attend the meeting in person and wish your stock to be voted, you are requested to fill in and sign the accompanying form of proxy and return it in the accompanying envelope. Registered holders may also vote by telephone (touch-tone or voice) or internet through the Company’s transfer agent, American Stock Transfer & Trust Company, LLC. If you expect to attend the meeting in person, you may complete and sign the accompanying form of proxy and return it in the accompanying envelope prior to the meeting or you may vote in person at the meeting at the specified time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 24, 2019.

The proxy statement is available at the following website:

http://www.generalamericaninvestors.com/documents/reports/2019_Proxy.pdf

The annual report is available at the following website:

http://www.generalamericaninvestors.com/documents/reports/2018_GAMAnnualRpt.pdf

The close of business on February 15, 2019 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

This notice and related proxy material is expected to be mailed on or about February 22, 2019.

By order of the Board of Directors,

Linda J. Genid

Corporate Secretary

GENERAL AMERICAN INVESTORS COMPANY, INC.
530 FIFTH AVENUE • NEW YORK • N.Y. 10036

PROXY STATEMENT

February 20, 2019

This statement is furnished in connection with the solicitation by the Board of Directors of General American Investors Company, Inc. (hereinafter called the “Company”) of proxies to be used at the annual meeting of stockholders of the Company, to be held at The Century Association, 7 West 43rd Street, New York City, N.Y. 10036, on Wednesday, April 24, 2019 at 11:00 a.m. (and at any adjournments or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time, insofar as they have not been exercised, by written notice to the Secretary of the Company or by attending the Annual Meeting and taking action to revoke such proxies.

The close of business on February 15, 2019 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting.

Proxies returned will be voted in accordance with the instructions thereon or, if no instructions are indicated, in favor of the nominees named herein and to approve the appointment of Ernst & Young LLP as auditors.

As of February 15, 2019, the Company had outstanding 25,717,513 shares of Common Stock, $1 par value, and 7,604,687 shares of 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”), $1 par value, each share carrying one vote.

This proxy statement, form of proxy and Annual Report of the Company, including audited financial statements for the fiscal year ended December 31, 2018, are enclosed in this mailing and are being mailed to stockholders on or about February 22, 2019. The Company will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling Linda J. Genid, Corporate Secretary of the Company, at 1-800-436-8401.

A quorum will consist of a majority of the shares of stock of the Company entitled to vote on a matter at the meeting, present in person or represented by proxy.  The Company intends to treat properly executed proxies that are marked “abstain” or “withhold” as well as any “broker non-votes” as present for purposes of determining the existence of a quorum for the transaction of business.  A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to the election of closed-end fund directors and ratification of the appointment of the independent auditors but does not vote on any “non-routine” matters because the beneficial owner did not provide voting instructions on these matters.  Because of the routine nature of the items of business presented in this proxy statement, the rules of The New York Stock Exchange, Inc. permit member brokers who do not receive instructions from their customers who are beneficial owners of the Company’s shares to vote their customers’ shares on these items of business and therefore we do not expect any broker non-votes.

The election of the Company’s directors requires a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election.  In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld (and broker non-votes, if any) will be excluded entirely from the vote and will have no effect on the outcome of the vote.

The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the matter.

In accordance with Delaware law, only votes cast “for” a matter constitute affirmative votes.  Accordingly, votes that are withheld or abstentions from voting are not votes cast “for” a particular matter, and such votes have the same effect as negative votes or votes “against” a particular matter that requires affirmative votes.

A.	Respecting the Election of Directors

At the meeting, twelve directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Ten directors are to be elected by the holders of both the Company’s Common Stock and its Preferred Stock, voting together as a single class, and two directors are to be elected only by the holders of the Company’s Preferred Stock. Directors are to be elected by a plurality of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. Of the twelve persons named below, all are incumbent directors and all have agreed to serve if elected. Information in the following table is as of February 6, 2019.

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Directors and Officers

Name, Address[1], Age, Position(s) with Company, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Independent Directors
Arthur G. Altschul, Jr.[3] (54) Director since 1995	Founder and Managing Member, Diaz & Altschul Capital Management, LLC (investment advisory) Chairman, Overbrook Management	Child Mind Institute, Director Delta Opportunity Fund, Ltd., Director Neurosciences Research Foundation, Trustee Overbrook Foundation, Chairman
Corporation (investment advisory) Co-Founder and Chairman, Kolltan Pharmaceuticals, Inc.[4] (pharmaceuticals)

Rodney B. Berens (73) Director since 2007

Partner and Co-Chief Investment

Officer, Berens Global Value Fund,
Alternative Investment Group

(since 2018; investment advisory) Founder, Chairman and Senior

Investment Strategist, Berens Capital

Management, LLC (2000-2018;

investment advisory)

Alfred P. Sloan Foundation, Member of Investment Committee (term expired 2016)

Svarog Capital Advisors, Member of Investment Committee

(term expired 2018)

The Morgan Library and Museum, Life Trustee, Chairman of Investment Sub-Committee and Member of Finance, Compensation and Nomination Committees

The Woods Hole Oceanographic Institute, Trustee and Member of Investment Committee

Lewis B. Cullman (100) Director since 1961	Philanthropist

Chess-in-the-Schools, Chairman Emeritus

Metropolitan Museum of Art, Honorary Trustee

Museum of Modern Art, Honorary Trustee

Neurosciences Research Foundation, Vice Chairman, Board of Trustees (resigned 2014)

The New York Botanical Garden, Life Trustee

The New York Public Library, Trustee

Spencer Davidson (76) Chairman of the Board of Directors since 2007 Director since 1995	Chairman of the Board, General American Investors Company, Inc.	Neurosciences Research Foundation, Trustee

Clara E. Del Villar (60) Director since 2017	Strategic Consultant Advisor, Strategic Partnerships, Trialogies, Inc. (2016; information technology) Founder, Chief Executive Officer and Editor-in-Chief, Hispanic Post (2011-2016; digital media)	Tribecca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (73) Director since 1986	Attorney, Beazley USA Services, Inc. (insurance)	No public company directorships

Betsy F. Gotbaum (80) Director since 2010	Executive Director, Citizens Union (since 2017; nonprofit democratic reform) Consultant

Center for Community Alternatives, Director

Chess-in-the-Schools, Board of Advisors (term expired 2017)

Community Service Society, Trustee

Coro Leadership, Director (term expired 2017)

Fisher Center for Alzheimer’s Research Foundation, Trustee

Learning Leaders, Trustee (term expired 2017)

Visiting Nurse Service of New York, Director

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Name, Address[1], Age, Position(s) with Company, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Independent Directors continued
Sidney R. Knafel (88) Lead Independent Director (2009 to April 2018) Director since 1994	Managing Partner, SRK Management Company (investment company)

IGENE Biotechnology, Inc., Director (resigned 2016)

Addison Gallery of American Art, Board of Governors

The Frick Collection, Trustee

Phillips Academy, Charter Trustee Emeritus

Radcliffe Institute for Advanced Study, Dean’s Council

The Rogosin Institute, Director

Wellesley College, Trustee Emeritus

Rose P. Lynch (68) Director since May 2017	Founder and President, Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Henry R. Schirmer (54) Director since 2015

Chief Financial Officer and Member

of Executive Board, Randstad (since

2018; human resources)

Chief Financial Officer/Executive

Vice President, Unilever Europe

(2016-2018)

Chief Financial Officer/Senior Vice

President Finance, Unilever North

America (2012-2016; consumer

products)

Results for Development Institute, Director

Raymond S. Troubh[3] (92) Director since 1989	Financial Consultant	Diamond Offshore Drilling, Inc., Director (term expired 2018) Gentiva Health Services, Inc., Director (term expired 20155) The Wendy’s Company, Director (term expired 2014)
Interested Director and Officer
Jeffrey W. Priest (56) President since 2012 and Chief Executive Officer and Director since 2013	Officer since 2012, employee since 2010	No public company directorships
Officers
Anang K. Majmudar (44) Senior Vice-President since 2019 Vice-President 2015-2018	Analyst – general industries, officer since 2015, employee since 2012	No public company directorships

Andrew V. Vindigni (59) Senior Vice-President since 2006	Analyst – financial services and consumer non-durables, officer since 1991, employee since 1988	No public company directorships

Craig A. Grassi (50) Vice-President since 2013	Analyst – technology and technology support, officer since 2005, employee since 1991	No public company directorships

Liron Kronzon (49) Vice-President since 2019	Analyst – general industries, employee since 2016	No public company directorships

Sally A. Lynch (59) Vice-President since 2006	Analyst - biotechnology pharmaceuticals, employee since 1997	No public company directorships

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Name, Address[1], Age, Position(s) with Company, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships and Affiliations During Past 5 Years
Officers continued
Eugene S. Stark (60) Vice-President, Administration and Principal Financial Officer since 2005, Chief Compliance Officer since 2006	Employee since 2005	Pathway Capital Opportunity Fund, Inc. Priority Income Fund, Inc. Prospect Capital Corporation

Samantha X. Jin (44) Treasurer and Principal Accounting Officer since 2019	Employee since 2018	No public company directorships

Diane G. Radosti (66) Treasurer and Principal Accounting Officer through 2018	Officer since 1990, employee since 1980, retired as of December 31, 2018	No public company directorships

Linda J. Genid (60) Corporate Secretary since 2016 Assistant Corporate Secretary 2014-2016	Officer since 2014, employee since 1983	No public company directorships

Connie A. Santa Maria (45) Assistant Corporate Secretary since 2019	Employee since 2015	No public company directorships

1	The address of each Director and officer is: c/o General American Investors Company, Inc., 530 Fifth Avenue, 26th Floor, New York, NY 10036.
2	Each Director is elected for a one year term of office and each officer is appointed each year by the Board of Directors at its annual organizational meeting in April.
3	Messrs. Altschul and Troubh have been designated as the Preferred Stock Directors and are to be elected only by the holders of the Company’s Preferred Stock.
4	Kolltan Pharmaceuticals, Inc. was acquired by Celldex Pharmaceuticals in November 2016.
5	Gentiva Health Services, Inc. was acquired by Kindred Healthcare, Inc. in February 2015.

The Board of Directors believes that each Director’s experience, qualifications, and skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should continue to serve in such capacity. Among the attributes and skills common to all Directors are their ability to critically review, evaluate, question, and discuss information; to interact effectively with the other Directors, counsel, the Fund’s independent registered public accounting firm, and other service providers; and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s education, business, consulting or public service positions; and through their experience from service as a member of the Company’s Board of Directors, and that of other public companies, non-profit entities, or organizations indicated.

Arthur G. Altschul, Jr. - In addition to his tenure since 1995 as a Director of the Company, Mr. Altschul is a founder and Managing Member of Diaz & Altschul Capital Management, LLC (a private investment advisory firm) and Chairman of Overbrook Management Corporation (a private investment advisory firm and family office founded by his grandfather, Frank Altschul) and Overbrook Foundation. Mr. Altschul was the co-founder of Kolltan Pharmaceuticals, Inc. and served as Executive Chairman from Kolltan’s founding in 2008, until it was acquired in November 2016 by Celldex Pharmaceuticals. He served as a Director of Medicis Pharmaceutical Corporation from 1992 until it was acquired by and merged into Valeant Pharmaceuticals International in December 2012. From 1992 to 1996, Mr. Altschul worked at SUGEN, Inc., a biopharmaceutical firm. Prior to 1992, Mr. Altschul worked in the Equity and Fixed Income Trading departments at Goldman, Sachs & Co., was a founding limited partner of The Maximus Fund, LP, and worked in the Equity Research department at Morgan Stanley & Company. Mr. Altschul serves on the Board of Directors of Child Mind Institute and is a Trustee of the Neurosciences Research Foundation. Mr. Altschul holds a B.S. from Columbia University in Computer Science. With his diverse business background in finance, wealth management and the pharmaceutical industry, Mr. Altschul provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the pharmaceutical industry.

Rodney B. Berens - In addition to his tenure since 2007 as a Director of the Company, Mr. Berens is Partner and Co-Chief Investment Officer of Berens Global Value Fund and was the Founding Partner of Berens Capital Management, LLC (investment advisory firm) and served as its Chairman and Senior Investment Strategist from 2000-2018. Before starting Berens Capital Management, Mr. Berens was a Partner at Mezzacappa Berens, a fund of hedge funds. From 1992 to 1998, Mr. Berens was at Salomon Brothers where he was a member of the Operating Committee and Head of Global Equities. From 1975 to 1991 Mr. Berens was at Morgan Stanley where he was Managing Director, Head of Equity Trading and Global Research. Prior to joining Morgan Stanley, Mr. Berens was an investment manager for the Ford Foundation. He began his career at the First Boston Corporation. Prior thereto, Mr. Berens served as a First Lieutenant in the U.S. Army. Mr. Berens is also a Trustee and Member of the Investment Committee at The Woods Hole Oceanographic Institute and is a Life Trustee, the Chairman of the Investment Sub-Committee, and is on the Finance, Compensation and Nomination Committees at The Morgan Library and Museum. Mr. Berens was also a Member of the Investment Committee of Svarog Capital Advisors. Mr. Berens received a B.A. from the University of Pennsylvania and an M.B.A. from The Wharton School. With his broad financial and business background in the securities industry, Mr. Berens provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

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Lewis B. Cullman - In addition to his tenure since 1961 as a Director of the Company, Mr. Cullman has been an investor and entrepreneur for over 50 years. Mr. Cullman formed the Incubation Group Limited, a closed end fund dedicated to buying securities unrecognized by banks and trust companies. Out of that list, emerged Orkin Exterminating Company, which became the first leveraged buyout, which he co-engineered in the early 1960’s. Also out of the Incubation Group Limited was Allied Graphic Arts a second leveraged buyout in the late 1960’s. Those purchases were followed by the purchase of Keith Clark in the late 1970’s, a desk calendar company which acquired At-A-Glance and adopted its name and made it the largest manufacturer of calendars and appointments books in the United States until its sale to Mead Corporation in 1999. Cullman Ventures was formed to hold At-A-Glance and Allied Graphic Arts, and authored his memoir, “You Can’t Take It With You- The Art of Making and Giving Money,” which describes the benefits of philanthropy, to which he has been devoted throughout his life. Mr. Cullman is presently Chairman Emeritus of Chess in the Schools; Honorary Trustee for the Metropolitan Museum of Art; Honorary Trustee for the Museum of Modern Art; Life Trustee of the New York Botanical Garden and a Trustee for The New York Public Library. Mr. Cullman graduated from Yale University, earned an M.S. from New York University, received an honorary doctorate from Purdue University, and served as an officer in the U.S. Navy. With his broad business and financial background, Mr. Cullman provides the Company’s Board of Directors with valuable financial and business expertise.

Spencer Davidson - In addition to his tenure as a Director (since 1995), President (1995 to 2012) and Chief Executive Officer (1995 to 2012) of the Company, Mr. Davidson is Chairman of the Board (since 2007). In 1994 Mr. Davidson joined the Company as Senior Investment Counselor. Previously, from 1989 to 1993, he served as Managing Partner of the Hudson Partnership. From 1986 to 1989 Mr. Davidson served as the Fund Manager at Odyssey Partners and from 1972 to 1986 he was employed by Beck, Mack & Oliver where he rose to General Partner. Mr. Davidson began his career at Brown Brothers Harriman in 1966. Mr. Davidson received a B.S. from Queens College and an M.B.A. from Columbia University. Prior thereto, Mr. Davidson served in the U. S. Army. Mr. Davidson served as a Director (1999 to 2012), and was Chairman of the Nominating and Governance Committee, Chairman of the Stock Option and Compensation Committee, a member of the Executive Committee and Lead non-management Director of Medicis Pharmaceutical Corporation until it was acquired by and merged into Valeant Pharmaceuticals International in December 2012. Mr. Davidson serves as a Trustee of the Neurosciences Research Foundation (since 1992). With his broad background in business and the securities industry, Mr. Davidson provides the Company’s Board of Directors with valuable financial and investment expertise and an in-depth understanding of the securities industry.

Clara E. Del Villar – In addition to her tenure since 2017 as a Director of the Company, Ms. Del Villar has broad-based leadership, financial and compliance experience in the financial services, technology, energy and publishing industries. Ms. Del Villar has held portfolio management positions at Nomura Securities and Neuberger Berman; served as a Vice President responsible for compliance and ethics at Nortel Networks; was a Founding Partner and Managing Director of InEnergy, a division of Energy and Environmental Research Center; and was the Founder, Chief Executive Officer, and Editor-in-Chief of the Hispanic Post. This provides Ms. Del Villar with an extremely diverse background in numerous disciplines and industries. Ms. Del Villar is a graduate of Georgetown University. With her broad business and financial background, Ms. Del Villar provides the Company’s Board of Directors with valuable insight and experience.

John D. Gordan, III - In addition to his tenure since 1986 as a Director of the Company, Mr. Gordan served as Senior Counsel at Morgan Lewis & Bockius LLP until his retirement from the firm in June 2011, after having been a Partner at the firm for the prior 16 years. Mr. Gordan’s practice focused on civil litigation with a special emphasis on the insurance industry. Presently, Mr. Gordan serves as an attorney with Beazley USA Services, Inc. Prior to his tenure with Morgan Lewis & Bockius LLP, Mr. Gordan was a Partner at Lord Day & Lord, Barrett Smith, New York and served as an Assistant United States Attorney for the Southern District of New York (1971-1976). Mr. Gordan received a B.A. from Harvard University and a J.D. from Harvard Law School. With his extensive legal background, Mr. Gordan provides the Company’s Board of Directors with a valuable perspective and legal expertise.

Betsy F. Gotbaum - In addition to her tenure since 2010 as a Director of the Company, Ms. Gotbaum serves as the Executive Director of Citizens Union and served as the New York City Public Advocate from 2002 through 2009, New York City’s second highest ranking public official, and served as New York City’s primary Ombudsperson. In that role, Ms. Gotbaum presided over the New York City Council, introduced legislation of concern to her constituency, and sat on both the Voters Assistance Commission and the Audit Committee of the City of New York. Ms. Gotbaum was also a Trustee on the Board and a member of the Proxy Committee of the New York City Employees’ Retirement System. Previously, Ms. Gotbaum was President of the New York Historical Society. Ms. Gotbaum has served on the Boards of Trustees of several not-for-profit organizations and currently serves on the Board of Trustees of the Center for Community Alternatives, the Community Service Society, Fisher Center for Alzheimer’s Research Foundation, Learning Leaders, and the Visiting Nurse Association of New York. Ms. Gotbaum attended Barnard College and received her B.A. from George Washington University and an M.A. in Education Administration from Teachers College, Columbia University. With her broad civic background, Ms. Gotbaum provides the Company’s Board of Directors with valuable insight and public sector perspective.

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Sidney R. Knafel - In addition to his tenure since 1994 as a Director of the Company, Mr. Knafel has served as the Lead Independent Director of the Company since April 2009 and will serve in this role until April 18, 2018 at which time he will relinquish these responsibilities. He is the Managing Partner and founder of SRK Management Company, Inc., a private investment company. Mr. Knafel was the founder and Chairman of the Board of Directors of Insight Communications Company Inc., a cable communications company prior to its acquisition by Time Warner Cable Inc. in 2012. Mr. Knafel also served as a member of the Board of Directors at VirtualScopics, Inc. until 2012 and at Vocollect, Inc. until its acquisition by Intermec Technologies Corp. in 2011. Mr. Knafel is also affiliated with the following organizations: Addison Gallery of American Art, Board of Governors (formerly, Chairman); The Frick Collection, Trustee; Harvard College, member of the Dean’s Council; The Juilliard School, Trustee Emeritus; Phillips Academy, Andover, Charter Trustee Emeritus; Radcliffe Institute for Advanced Study, Dean’s Council; The Rogosin Institute, Director (former Chairman); and Wellesley College, Trustee Emeritus (formerly Vice-Chairman of the Board of Trustees). Mr. Knafel earned an A.B. from Harvard College and a M.B.A. from Harvard Business School. With his broad financial and investment background, Mr. Knafel provides the Company’s Board of Directors with valuable financial and investment expertise.

Rose P. Lynch - In addition to her tenure since 2017 as a Director of the Company, Ms. Lynch possesses over 30 years of business experience, including tenures as President and other senior executive positions of companies in the beauty and fashion industries, with extensive executive level financial and operating experience. Her experience serving as a director and a senior executive for a range of companies including Steven Madden, Ltd., Victoria’s Secret, Trowbridge Gallery, Danskin, Inc., The Harmony Group-LeRoi Princeton, Salant Corporation, and Frederick’s of Hollywood enhances her leadership and oversight capabilities. In addition, Ms. Lynch has held leadership positions with a variety of charities and currently serves on the Board of Directors of the Princeton University Varsity Club, as President of her Princeton University class, and on the Board of Trustees of Concord Academy in Concord, Massachusetts. Ms. Lynch earned an undergraduate degree at Princeton University and a M.B.A. from Harvard Business School. Ms. Lynch is also a member of the Women and Foreign Policy Advisory Council at the Council on Foreign Relations. With her executive and board level experience, Ms. Lynch provides the Company’s Board of Directors with valuable insight and experience.

Jeffrey W. Priest - In addition to his tenure as a Director, Chief Executive Officer (since 2013) and President (since 2012) of the Company, Mr. Priest has over 25 years of investment and related experience. From 1999 to 2010 Mr. Priest served as the Managing Member and President of Amajac Capital Management, LLC, an investment advisory company which he founded. From 1997 to 1999 he served as Senior Research Analyst and Equity Partner with Para Advisors. From 1994 through 1996 Mr. Priest was employed by Bear Stearns & Co. culminating in his position as senior analyst with the firm’s Risk Arbitrage department with particular focus on valuation related issues and structure. From 1985 through 1990, he rose to the position of Head of Fixed Income Sales and Trading with Miller Tabak Hirsch & Co. Mr. Priest received his B.A. degree from the College of Wooster, an M.B.A. from Duke University’s Fuqua School of Business and has served on the Financial Accounting Standards Board as a member of the Emerging Issues Task Force on acquisition accounting.

Henry R. Schirmer – In addition to his tenure since 2015 as a Director of the Company, Mr. Schirmer has broad international senior management, leadership and financial experience in the human resources, consumer goods, and industrial sectors. Mr. Schirmer has held executive and senior financial management positions at Randstad and at Unilever throughout Europe including Germany, the United Kingdom, the Netherlands, Austria and Switzerland. Mr. Schirmer has extensive experience in finance, information technology, mergers and acquisitions, supply chain operations, marketing and sales. Mr. Schirmer is a graduate of Karlsruhe Institute of Technology in Germany with a master’s degree in industrial engineering and management. Mr. Schirmer provides the Company’s Board of Directors with valuable financial, international and operational expertise.

Raymond S. Troubh - In addition to his tenure since 1989 as Director of the Company, Mr. Troubh is a financial consultant and served as a member of the Board of Directors of Diamond Offshore Drilling, Inc. until May 2018. Until February 2015, he served as a member of the Board of Directors of Gentiva Health Services, Inc. and until 2014, he served as a member of the Board of Directors of The Wendy’s Company. Mr. Troubh is a former Governor of the American Stock Exchange and a former General Partner of Lazard Freres & Co., an investment banking firm. During the course of his career, Mr. Troubh has served as a director of over 30 public companies of varying degrees of size and complexity and has served as chairman of the compensation and audit committees of many of those companies. Mr. Troubh has extensive experience in public company regulatory and corporate governance matters. In November 2001 he was called upon to be a member of the Board of Directors at Enron, eventually becoming its non-executive Chairman, and to serve as one of three members of the Board of Directors to investigate corporate misconduct at that company. Mr. Troubh is a graduate of Bowdoin College, earned an LL.B. from Yale Law School, and received an honorary doctorate from Bowdoin College. With his broad business and corporate governance background, Mr. Troubh provides the Company’s Board of Directors with valuable insight and experience.

Directors - Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Company rests with the Board of Directors. The Board of Directors has appointed Mr. Davidson as its Chairman. The Chairman presides over executive sessions of the Board of Directors, serves between meetings of the Board of Directors as a liaison with other Directors, officers of the Company, counsel, and service providers, as necessary, on a variety of matters. Mr. Davidson also oversees the scheduling of agenda items and subject matter included for discussion at meetings of the Board of Directors. The Board of Directors has established Audit, Compensation, Executive, Nominating and Pension Committees to assist the Board of Directors in the oversight and management of the Company. From time to time the Board of Directors may establish additional committees or informal working groups to deal with specific matters.

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All of the Company’s Directors, other than Mr. Priest, are independent Directors, and the Board of Directors believes they are able to provide effective oversight of the Company. In addition to providing feedback and direction during Board of Directors meetings, the Directors meet regularly in executive session and independent Directors chair all committees of the Board of Directors.

The Company’s operations entail a variety of risks including investment, administration, valuation, and a range of compliance matters. Although the officers and employees of the Company are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board of Directors is responsible for and oversees the risk management processes of the Company. As part of its oversight process, the Board of Directors reviews with officers at Board meetings the levels and types of risks being undertaken by the Company, and the Audit Committee discusses the Company’s risk management and controls with the independent registered public accounting firm engaged by the Company. The Board of Directors reviews valuation policies and procedures and the valuations of specific illiquid securities, if owned by the Company. The Board of Directors also receives periodic reports from the Company’s Chief Compliance Officer regarding compliance matters relating to the Company and its major service providers, including results of the implementation and testing of the Company’s and such providers’ compliance programs. The Board of Directors reviews its role in supervising the Company’s risk management from time to time and may make changes at its discretion.

The Board of Directors has determined that its leadership structure is appropriate for the Company because it enables the Board of Directors to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board of Directors to devote appropriate resources to specific issues in a flexible manner as they arise. The Board of Directors periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Security Ownership of Directors, Officers and Certain Beneficial Owners

The following table sets forth certain information as of December 31, 2018 with respect to the beneficial ownership of the Company’s Common Stock and Preferred Stock by each director and officer, who own shares beneficially, and all directors and officers of the Company as a group, and each person who is known to the Company to have beneficial ownership of more than 5% of the outstanding shares of Common Stock or Preferred Stock.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percent of Class
Common Stock	Independent Directors
	Arthur G. Altschul, Jr.	70,101	[2]	0.27%
	Rodney B. Berens	5,985		0.02%
	Lewis B. Cullman	19,750	[3]	0.08%
	Spencer Davidson	1,322,836	[4]	5.09%
	John D. Gordan, III	274,586	[5]	1.06%
	Betsy F. Gotbaum	2,750		0.01%
	Sidney R. Knafel	83,399	[6]	0.32%
	Raymond S. Troubh	60,775		0.23%
	Interested Director and Officer
	Jeffrey W. Priest	177,518	[7]	0.68%
	Officers
	Anang K. Majmudar, Senior Vice-President	2,437		0.01%
	Eugene S. Stark, Vice-President, Administration	6,058	[8]	0.02%
	Directors and Officers as a Group	1,956,094	[9]	7.53%

Preferred Stock	Independent Directors
	Arthur G. Altschul, Jr.	82,400	[10]	1.08%
	Spencer Davidson	188,245	[11]	2.48%
	John D. Gordan, III	1,000		0.01%
	Raymond S. Troubh	5,000		0.07%
	Interested Director and Officer
	Jeffrey W. Priest	38,360	[12]	0.50%
	Officers
	Linda J. Genid, Corporate Secretary	150		—%
	Craig A. Grassi, Vice-President	600	[13]	0.01%
	Eugene S. Stark, Vice-President, Administration	20,000	[14]	0.26%
	Directors and Officers as a Group	253,355	[15]	3.33%

7

1	Unless indicated, the person holding the shares has sole voting and dispositive power over all shares shown.
2	Includes 21,164 shares of Common Stock (0.08% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power and 48,937 shares of Common Stock (0.19% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power.
3	Shares held in two trusts for benefit of Mr. Cullman.
4	Includes 21,164 shares (0.08% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, 48,937 shares (0.19% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power, and 269 shares (0.00% of the class) over which Mr. Davidson has shared voting power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr. Altschul or certain of his family members are beneficiaries.
5	Includes 256,609 shares (0.99% of the class) over which Mr. Gordan has shared voting and dispositive power. In addition, his holdings include 4,289 shares (0.02% of the class) owned by Mr. Gordan’s wife in an individual retirement account in which he disclaims any beneficial ownership.
6	Includes 9,718 shares (0.04% of the class) over which Mr. Knafel has voting power and disclaims beneficial ownership.
7	Includes 96,292 shares (0.37% of the class) over which Mr. Priest has voting and dispositive power and disclaims beneficial ownership.
8	Shares owned by Mr. Stark and his wife in a joint tenancy account.
9	Total excludes duplication of 70,101 shares (0.27% of the class) over which both Mr. Altschul and Mr. Davidson share joint voting and/or dispositive power.
10	Includes 70,400 shares (0.93% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (0.16% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power. All of the shares over which Mr. Davidson has sole or shared voting and dispositive power are included in trusts of which Mr. Altschul or certain of his family members are beneficiaries.
11	Includes 70,400 shares (0.93% of the class) over which Messrs. Altschul and Davidson have shared voting and dispositive power, and 12,000 shares (0.16% of the class) over which Mr. Altschul has shared voting power and over which Mr. Davidson has shared voting and dispositive power and 11,200 shares (0.15% of the class) over which Mr. Davidson has shared voting power.
12	Includes 35,160 shares (0.46% of the class) in which Mr. Priest has voting and dispositive power and disclaims beneficial ownership.
13	Includes 250 shares (0.00% of the class) held in a custodial account for Mr. Grassi’s son and 350 shares (0.00% of the class) held by Mr. Grassi’s wife in an IRA account.
14	Includes 5,000 shares (0.07% of the class) held in Joint Tenancy Account, 3,750 shares (0.05% of the class) owned by Mr. Stark’s wife in an IRA account, and 11,250 shares (0.15% of the class) owned by Mr. Stark in an IRA account.
15	Total excludes duplication of 82,400 shares (1.08% of the class) over which both Messrs. Altschul and Davidson share joint voting and/or dispositive power.

In addition to the holdings reflected in the foregoing table, the Company has the power to vote 635,664 shares of Common Stock (2.45% of the class) held by the trustee for the Company’s Employees’ Thrift Plan, as described below.

Director Share Ownership Table

The dollar range of the value of equity securities of the Company beneficially owned by each Director as of December 31, 2018 is as follows:

Name of Director	Dollar Range of Equity Securities in the Company
Independent Directors
Arthur G. Altschul, Jr.	Over $100,000
Rodney B. Berens	Over $100,000
Lewis B. Cullman	Over $100,000
Spencer Davidson	Over $100,000
Clara E. Del Villar	None
John D. Gordan, III	Over $100,000
Betsy F. Gotbaum	$50,001 to $100,000
Sidney R. Knafel	Over $100,000
Rose P. Lynch	None
Henry R. Shirmer	None
Raymond S. Troubh	Over $100,000
Interested Director
Jeffrey W. Priest	Over $100,000

8

Committees of the Board of Directors

The Audit Committee consists of the following directors: Chairman - Mr. John D. Gordan, III, Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Mr. Lewis B. Cullman, Ms. Clara E. Del Villar, and Mr. Henry R. Schirmer. These directors are independent of management and the Company. Each of them is also “independent” as such term is defined in The New York Stock Exchange listing standards applicable to the Company. The organization and responsibilities of the Audit Committee are set forth in the Audit Committee Charter located on the Company’s website at www.generalamericaninvestors.com. Generally, the Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and financial reporting, internal controls, and responsibilities concerning compliance with federal securities laws; the independent audit of the Company’s financial statements; the selection of the independent auditors; and the evaluation of the independence of the independent auditors. The Report of the Audit Committee is set forth as an Exhibit on page 14. The Company does not have an audit committee financial expert serving on the Audit Committee. The Board of Directors has determined that the members of the Audit Committee have sufficient financial expertise and experience to perform the duties and responsibilities of the Audit Committee. The Audit Committee met three times during the fiscal year, on January 24, July 18, and December 13, 2018, and once after the end of the fiscal year, on February 6, 2019.

The Compensation Committee consists of the following directors: Chairman - Mr. Arthur G. Altschul, Jr., Mr. Sidney R. Knafel, and Mr. Raymond S. Troubh. These directors are independent of management and the Company. The Compensation Committee reviews the operations and performance of the Company, the contributions of its officers and employees, operating data for comparable companies in the investment industry, information provided by an external data provider, and proposals by management for year-end supplemental compensation and compensation for the ensuing year. The Compensation Committee makes recommendations on matters of compensation to the Board of Directors for their approval. The Committee met once during the fiscal year, on December 13, 2018.

The Executive Committee consists of the following directors: Chairman - Mr. Sidney R. Knafel, Mr. Spencer Davidson, and Mr. John D. Gordan, III. These directors are independent of management and the Company. The Executive Committee has the authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board is not in session. The Committee did not meet during the fiscal year.

The Nominating Committee consists of the following directors: Chairman - Mr. Arthur G. Altschul, Jr., Mr. Rodney B. Berens, Mr. Lewis B. Cullman, Mr. Spencer Davidson, Ms. Clara E, Del Villar, Mr. John D. Gordan, III, Ms. Betsy F. Gotbaum, Mr. Sidney R. Knafel, Ms. Rose P. Lynch, Mr. Henry R. Schirmer, and Mr. Raymond S. Troubh. These directors are independent of management and the Company. The organization and responsibilities of the Nominating Committee are set forth in the Nominating Committee Charter located on the Company’s website at www.generalamericaninvestors.com. The Nominating Committee is responsible for directing the process whereby individuals are selected and nominated to serve as directors of the Company. This includes canvassing, recruiting, interviewing and soliciting independent director candidates. This process also involves evaluating individual candidates and making recommendations to the Board with respect to individuals to be nominated to serve as directors. In addition, the Committee will consider nominees recommended by, and respond to related inquiries received from, stockholders. The Committee does not expect to consider self-nominating stockholders. The criteria evaluated and associated with candidates include factors such as judgment, skill, diversity, experience, the interplay of the candidate’s experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the Board of Directors. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying candidates. All recommendations of a nominee must include biographical data regarding the nominee and the qualifications of the nominee, as well as the basis on which a nominee is or is not an “interested person” of the Company. Recommendations of nominees should be submitted in writing to the Chairman of the Nominating Committee at the office of the Company. The Committee met once during the fiscal year, on January 24, 2018, and once after the end of the fiscal year, on February 6, 2019.

The Pension Committee consists of the following directors: Chairman – Mr. Spencer Davidson, Mr. Lewis B. Cullman, Mr. John D. Gordan, III, Ms. Betsy F. Gotbaum, Ms. Rose P. Lynch, and Mr. Raymond S. Troubh. These directors are independent of management and the Company. The organization and responsibilities of the Pension Committee are set forth in the Pension Committee Charter located on the Company’s website at www.generalamericaninvestors.com. Generally, the Pension Committee is responsible for oversight of the investment management and general administration of the Company’s Employees’ Retirement and Thrift Plans. The Committee met once during the fiscal year, on January 24, 2018, and once after the end of the fiscal year, on February 6, 2019.

During 2018 the Board of Directors held six meetings and each Director attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and of the committee(s) on which he/she serves.

Stockholder Communications with the Board of Directors

The Board of Directors provides a process for the Company’s Stockholders to send communications to the Board. This can be accomplished by addressing a communication to the Board of Directors or to one or more individual Directors at the office of the Company. Items marked “personal and confidential” will be forwarded to the addressee, unopened; otherwise, communications will be opened and reviewed by the Company’s Corporate Secretary who will draft a response with the assistance of other corporate officers and individual Directors (or the entire Board), as deemed necessary. Copies of responses, together with the related original communication, will be provided to each member of the Board, the Chairman of the Board or individual Directors, as deemed appropriate.

All Directors are encouraged to attend the annual meeting of the Stockholders of the Company. Last year, at the Company’s annual meeting held on April 18, 2018, nine of the Directors were in attendance.

9

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Company. Based solely on its review of such forms received by it, and amendments thereto, and written representations from certain reporting persons, the Company believes that during 2018 all applicable Section 16 (a) filing requirements were met.

Executive Compensation

The following table sets forth the compensation received during 2018 from the Company by its three highest-paid officers and by its directors.

Name of individual	Position	Aggregate compensation	Pension or retirement benefits accrued during 2018[1]
Jeffrey W. Priest	President, Chief Executive Officer, Director	$ 2,000,000	$ 78,000
Andrew V. Vindigni	Senior Vice-President	1,000,000	51,000
Anang K Majmudar	Senior Vice-President	900,000	39,000
Spencer Davidson	Chairman (C)(D)(E), Director	24,500	—
Arthur G. Altschul, Jr.	Director (A)(B)(D)	24,000	—
Rodney B. Berens	Director (A)(D)	27,000	—
Lewis B. Cullman	Director (A)(D)(E)	25,250	—
Clara E. Del Villar	Director (A)(D)	27,000	—
John D. Gordan, III	Director (A)(C)(D)(E)	28,250	—
Betsy F. Gotbaum	Director (D)(E)	24,500	—
Sidney R. Knafel	Director (B)(C)(D)	22,000	—
Rose P. Lynch	Director (D)(E)	24,000	—
Henry R. Schirmer	Director (A) (D)	22,500	—
Raymond S. Troubh	Director (B)(D)(E)	23,750	—

(A) Member of Audit Committee	(D) Member of Nominating Committee
(B) Member of Compensation Committee	(E) Member of Pension Committee
(C) Member of Executive Committee

[1]	The amounts shown in this column represent the Company’s payments made during 2018 to the trustee of the Company’s Employees’ Thrift Plan, as described below, or accounting reserves established during 2018 under the Company’s Excess Contribution Plan, as described below, on behalf of the respective individuals.

During 2018, each Director who was not a paid officer of the Company received a fee of $15,000 as an annual retainer, a fee of $1,250 for attendance at each Directors’ meeting and a fee of $1,250 for each Committee meeting which he or she attended in his or her capacity as a Director (a fee of $750 if participation was by telephone).

With respect to the Company’s Employees’ Thrift Plan, the Company matches 150% of an employee’s contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company’s common stock. An employee’s interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the plan after six months of service with the Company.

The Company has an Employees’ Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary and, beginning in 2000, bonuses for non-highly compensated employees, exclusive of overtime, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $150 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65 from the tax qualified plan.

The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company’s Thrift and Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by sections 415, 416 and/or 401(a) (17) of the Internal Revenue Code. Messrs. Priest, Vindigni, and Majmudar are participants in both the Excess Contribution and Excess Benefit Plans.

10

The following table shows the estimated annual retirement benefits (including amounts attributable to the Company’s Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

	Estimated Annual Benefits Based Upon Years of Credited Service
Final Average Earnings	10	20	30	40
$ 100,000	$ 17,920	$ 35,840	$ 53,760	$ 66,250
200,000	34,210	68,420	102,630	125,980
300,000	50,500	101,000	151,500	185,710
400,000	66,790	133,580	200,370	245,440
500,000	83,080	166,160	249,240	305,170
600,000	99,370	198,740	298,110	364,900

For each of the officers of the Company listed in the compensation table on page 10, the following indicates his/her years of credited service in the Company’s Retirement Plan and basic salary for 2018: Messrs. Priest (8) $650,000, Vindigni (30) $425,000, and Majmudar (6) $325,000.

The Board of Directors unanimously believes that your vote “FOR” all of the Board’s twelve nominees as directors will be in the best interest of the Company and its stockholders.

B.	Respecting the Ratification and Approval of Appointment of Auditors by the Board of Directors

Proposal (B) set forth in the accompanying Notice of Annual Meeting of Stockholders is the ratification or rejection of the action taken in the following resolutions unanimously adopted by the Board of Directors (a majority of non-interested directors voting in person) approving the appointment by the Audit Committee of the Company of the firm of Ernst & Young LLP to be the auditors of the Company for the fiscal year ending December 31, 2019.

“RESOLVED, that the appointment by the Audit Committee of the firm of Ernst & Young LLP to be the auditors of the Company with respect to its operations for the year 2019 be and it hereby is approved; and further

“RESOLVED, that such auditors be, and they hereby are, authorized and instructed to conduct an audit, in accordance with auditing standards generally accepted in the United States, of the financial statements of the Company as of and for the year ending December 31, 2019; and further

“RESOLVED, that such auditors be, and they hereby are, authorized and instructed to conduct an executive review of the interim financial statements of the Company as of and for the six months ending June 30, 2019; and further

“RESOLVED, that such appointment shall terminate (without penalty to the Company) in the event that it shall be rejected at the annual meeting of the stockholders of the Company in 2019; and further

“RESOLVED, that such appointment shall terminate (without penalty to the Company) if a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company at any meeting called for the purpose shall vote to terminate such appointment; and further

“RESOLVED, that the report of such auditors expressing their opinion with respect to the financial statements described above shall be addressed to the Board of Directors of the Company and to the stockholders thereof.”

While the rules under the Investment Company Act of 1940, as amended, would permit the Company not to submit to stockholders the ratification of the selection of Ernst & Young LLP as the Company’s auditors, it is being done because it continues the Company’s long-standing practice to do so and the Company believes that it is good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may determine nonetheless to continue to retain Ernst & Young LLP.

11

Audit Fees

The aggregate fees paid and accrued by the Company for professional service rendered by its independent auditors, Ernst & Young LLP, for the audit of the Company’s annual financial statements for 2018 and 2017 were $172,900 and $167,900, respectively.

Audit-Related Fees

The aggregate fees paid or accrued by the Company for audit-related professional services rendered by Ernst & Young LLP for 2018 and 2017 were $38,800 and $32,900, respectively. Such services and related fees for 2018 and 2017 included: review of quarterly employee security transactions and issuance of report thereon ($31,800 and $30,900, respectively) and other audit-related services ($7,000 and $2,000, respectively).

Tax Fees

The aggregate fees paid or accrued by the Company for professional services rendered by Ernst & Young LLP for the review of the Company’s federal, state and city income tax returns and excise tax calculations for 2018 and 2017 were $22,250 and $21,600, respectively.

All Other Fees

No fees other than the audit fees, audit-related fees and tax fees described above were billed to the Company by Ernst & Young LLP for 2018 or 2017.

The aggregate fees paid or accrued by the Company for non-audit professional services rendered by Ernst & Young LLP to the Company for 2018 and 2017 were $61,050 and $54,500, respectively.

Audit Committee Pre-Approval Policy

All services to be performed for the Company by Ernst & Young LLP must be pre-approved by the Audit Committee. All services performed during 2018 and 2017 were pre-approved by the Committee.

A representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement. Stockholders who wish to submit questions in advance to the auditors may do so in writing to Mr. Edwin Schall, Partner, Ernst & Young LLP, 5 Times Square, New York, NY 10036.

The Board of Directors unanimously believes that your vote “FOR” Ernst & Young LLP will be in the best interest of the Company and its stockholders.

C.	Respecting Other Matters Which May Come Before the Meeting and Deadlines for the 2020 Annual Meeting

The Board of Directors of the Company does not know of any other matters which may come before the meeting. However, if any other matters, of which the Board of Directors is not now aware, are properly presented for action before the meeting, including any questions as to the adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters.

In order for a stockholder proposal to be considered for inclusion in the Company’s proxy material relating to its 2020 annual meeting of stockholders, the stockholder proposal must be received by the Company no later than October 24, 2019, and must comply with certain other rules and regulations promulgated by the Securities and Exchange Commission.

12

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2020 annual meeting of stockholders but does not seek to have included in the Company’s proxy statement and form of proxy for that meeting, the following requirements apply: Pursuant to the Company’s Bylaws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2020 annual meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the Company’s advance notice Bylaws provisions) must be received at the office of the Company no earlier than November 26, 2019 and no later than December 26, 2019. The Company’s advance notice Bylaw requirements are separate from, and in addition to, the Securities and Exchange Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in the proxy statement. Should the Company determine to allow a stockholder proposal that is received by the Company after December 26, 2019 to be presented at the 2020 annual meeting, the persons named as appointees in the form accompanying the proxy statement for such meeting will have discretionary voting authority with respect to such stockholder proposal.

In accordance with a notice sent to certain stockholders of the Company, who share a single address, only one copy of the proxy statement and our 2018 Annual Report is being sent to that address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate copy of this proxy statement or our 2018 Annual Report, he or she may contact us at:

General American Investors Company, Inc.

530 Fifth Avenue, 26th Floor

New York, N.Y. 10036

Attn: Linda J. Genid, Corporate Secretary

Telephone: 1-800-436-8401

E-mail: InvestorRelations@gainv.com

and we will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact Ms. Genid, if he or she would like to receive separate proxy statements and annual reports in the future and to revoke his or her consent to householding. If any stockholder revokes his or her consent, we will begin sending such stockholder individual copies of these documents within 30 days after we receive the revocation notice. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Corporate Secretary.

The expense of the solicitation of proxies for this meeting will be borne by the Company. In addition to the use of mails, proxy solicitations may be made by telephone, internet or personal discussion with certain of the Company’s Officers and Directors for which they will not receive any separate compensation. In addition to mailing copies of this material to stockholders, the Company will request persons who hold stock for others (in their names, in custody, or in the names of nominees) to forward copies of such material to those persons and to request authority for the execution of the proxies.

The Company may, under certain circumstances, reimburse such persons for their out-of-pocket expenses incurred in connection therewith.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person and who wish their stock to be voted are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

13

EXHIBIT

Report of the Audit Committee of
The Board of Directors of General American Investors Company, Inc.

The purposes of the Company’s Audit Committee are set forth in the Committee’s Charter. The purposes include assisting the Board of Directors in its oversight of the Company’s financial reporting process and internal controls, the Company’s financial statements and the selection of the Company’s independent auditors. Management, however, is responsible for the preparation, presentation and integrity of the Company’s financial statements, and the independent auditors are responsible for planning and carrying out proper audits and reviews.

In connection with the audited financial statements as of and for the year ended December 31, 2018 included in the Company’s Annual Report for the year ended December 31, 2018 (the “Annual Report”), at a meeting held on February 6, 2019, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors, and discussed the audit of such financial statements with the independent auditors.

In addition, the Audit Committee discussed with the independent auditors the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Company, and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, considered whether the provision of nonaudit services by the independent auditors is compatible with maintaining the auditors’ independence and discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company’s auditors are in fact “independent.”

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent auditors and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Committee’s Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report.

John D. Gordan, III, Chairman

Arthur G. Altschul, Jr.

Rodney B. Berens

Lewis B. Cullman

Clara E. Del Villar

Henry R. Schirmer

February 6, 2019

14

1

COMMON STOCK
GENERAL AMERICAN INVESTORS COMPANY, INC.

530 FIFTH AVENUE
NEW YORK, NY 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Jeffrey W. Priest and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all the shares of Common Stock of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 24, 2019, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2019 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

(Continued and to be signed on the reverse side)

COMMENTS:

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 24, 2019

COMMON STOCK

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card

are available at http://www.astproxyportal.com/ast/13475/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

21030000000000000000 0	042419

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1

AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors:		2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	Mr. Berens	3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
Mr. Cullman
☐	WITHHOLD AUTHORITY	Mr. Davidson
	FOR ALL NOMINEES	Ms. Del Villar
		Mr. Gordan	The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.
☐	FOR ALL EXCEPT	Ms. Gotbaum
	(See instructions below)	Mr. Knafel
Ms. Lynch
Mr. Priest
		Mr. Schirmer	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 24, 2019

COMMON STOCK

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.astproxyportal.com/ast/13475/

    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or Internet.

21030000000000000000 0	042419

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1
AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors:		2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	Mr. Berens	3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
Mr. Cullman
☐	WITHHOLD AUTHORITY	Mr. Davidson
	FOR ALL NOMINEES	Ms. Del Villar
		Mr. Gordan	The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.
☐	FOR ALL EXCEPT	Ms. Gotbaum
	(See instructions below)	Mr. Knafel
Ms. Lynch
		Mr. Priest	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
Mr. Schirmer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

PREFERRED STOCK
GENERAL AMERICAN INVESTORS COMPANY, INC.

530 FIFTH AVENUE
NEW YORK, NY 10036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Spencer Davidson, Jeffrey W. Priest and Eugene S. Stark as Proxies, each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side, all the shares of 5.95%Cumulative Preferred Stock, Series B of the above Company which the undersigned is entitled to vote, at the Annual Meeting of Stockholders on April 24, 2019, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the 2019 Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

(Continued and to be signed on the reverse side)

COMMENTS:

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

GENERAL AMERICAN INVESTORS COMPANY, INC.

April 24, 2019

PREFERRED STOCK

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.astproxyportal.com/ast/13475/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

   Please detach along perforated line and mail in the envelope provided.

21230000000000000000 8	042419
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN ITEM 1
AND THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” ITEM 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1.	Election of the following nominees as Directors:		2.	Ratification of the selection of Ernst & Young LLP as auditors.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	Mr. Altschul	3.	In their discretion, the appointees are authorized to vote upon any other matters which may properly come before the meeting or any adjournments thereof.
Mr. Berens
☐	WITHHOLD AUTHORITY	Mr. Cullman
	FOR ALL NOMINEES	Mr. Davidson
		Ms. Del Villar	The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.
☐	FOR ALL EXCEPT	Mr. Gordan
	(See instructions below)	Ms. Gotbaum
Mr. Knafel
Ms. Lynch
		Mr. Priest	TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.
Mr. Schirmer
Mr. Troubh

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.